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                                                                   EXHIBIT 10.26

Unit Investment Agreement among Registrant, Ballsbridge Finance, Limited and The Watley Group LLC dated March 20, 2000.

This document is confidential and has been omitted from this Form 10-K. It has been filed separately with the Securities and Exchange Commission.